SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                                 FORM 8-K

                        CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      25-Oct-02

CENTEX CREDIT CORP HOME EQ LN
    ASSET BACKED CERT SER 2002 A
(Exact name of registrant as specified in its charter)


          Delaware                           333-69800-01           75-2851805
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


2728 North Harwood Street
Dallas, Texas                              75201
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (214) 981-5000
Item 5. Other Events

On 10/25/2002 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 10/25/2002.
The Monthly Report is filed pursuant to and in accordance with
(1) numerous no-action letters (2) current Commission policy in the area.

A.   Monthly Report Information
     See Exhibit No.1


B.   Have and deficiencies occurred?  NO.
            Date:
            Amount:

C.   Item 1: Legal Proceedings:  NONE

D.   Item 2: Changes in Securities:   NONE

E.   Item 4: Submission of Matters to a Vote of
     Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
            Exhibit No.

   1.)          Monthly Distribution Report Dated:           25-Oct-02


Centex Credit Corp
Home Equity Loan Asset Backed Certificates, Series 2002-A

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                            25-Oct-02

DISTRIBUTION SUMMARY


              Original  Beginning Certifica Principal  Ending Certificate
   Class    Face Value        Balance      Distribution    Balance
AF-1        80500000.00        54962071.51  6108408.80    48853662.71
AF-2        40000000.00        40000000.00        0.00    40000000.00
AF-3        36000000.00        36000000.00        0.00    36000000.00
AF-4        40500000.00        40500000.00        0.00    40500000.00
AF-5         9040000.00         9040000.00        0.00     9040000.00
AF-6        22800000.00        22800000.00        0.00    22800000.00
MF-1        15300000.00        15300000.00        0.00    15300000.00
MF-2        11974000.00        11974000.00        0.00    11974000.00
BF           9980000.00         9980000.00        0.00     9980000.00
AV          204103000.00      174818482.17  5718973.93   169099508.24
MV-1        18046000.00        18046000.00        0.00    18046000.00
MV-2        10578000.00        10578000.00        0.00    10578000.00
BV          16179000.00        16179000.00        0.00    16179000.00
X-IO               0.00               0.00        0.00           0.00
R                  0.00               0.00        0.00           0.00
Total       515000000.00      460177553.68 11827382.73   448350170.95


              Interest     Pass-Through       Total
   Class    Distribution       Rate        Distribution
AF-1           133283.02           2.91000%  6241691.82
AF-2           129666.67           3.89000%   129666.67
AF-3           139200.00           4.64000%   139200.00
AF-4           187650.00           5.56000%   187650.00
AF-5            45049.33           5.98000%    45049.33
AF-6           105260.00           5.54000%   105260.00
MF-1            78285.00           6.14000%    78285.00
MF-2            65258.30           6.54000%    65258.30
BF              55971.17           6.73000%    55971.17
AV             307935.47           2.11375%  6026909.40
MV-1            40058.36           2.66375%    40058.36
MV-2            28152.91           3.19375%    28152.91
BV              54789.51           4.06375%    54789.51
X-IO                0.00           0.00000%        0.00
R                   0.00           0.00000%        0.00
Total         1370559.74                    13197942.47


AMOUNTS PER $1,000 UNIT

                            Principal        Interest
   Class       Cusip       Distribution    Distribution
AF-1         152314 EF3         75.88085466  1.65568969
AF-2         152314 EG1          0.00000000  3.24166675
AF-3         152314 EH9          0.00000000  3.86666667
AF-4         152314 EJ5          0.00000000  4.63333333
AF-5         152314 EK2          0.00000000  4.98333296
AF-6         152314 EL0          0.00000000  4.61666667
MF-1         152314 EM8          0.00000000  5.11666667
MF-2         152314 EN6          0.00000000  5.45000000
BF           152314 EP1          0.00000000  5.60833367
AV           152314 EQ9         28.02003856  1.50872584
MV-1         152314 ER7          0.00000000  2.21979164
MV-2         152314 ES5          0.00000000  2.66145869
BV           152314 ET3          0.00000000  3.38645837
X-IO             0              22.96579171  2.66128105
R                0               0.00000000  0.00000000


               Total    Ending Certificate
   Class    Distribution      Balance
    AF-1     77.53654435       606.87779764
    AF-2      3.24166675      1000.00000000
    AF-3      3.86666667      1000.00000000
    AF-4      4.63333333      1000.00000000
    AF-5      4.98333296      1000.00000000
    AF-6      4.61666667      1000.00000000
    MF-1      5.11666667      1000.00000000
    MF-2      5.45000000      1000.00000000
     BF       5.60833367      1000.00000000
     AV      29.52876440       828.50084634
    MV-1      2.21979164      1000.00000000
    MV-2      2.66145869      1000.00000000
     BV       3.38645837      1000.00000000
    X-IO     25.62707276       870.58285621
     R        0.00000000         0.00000000


                                  SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHEC FUNDING, LLC

                                        By:  /s/  Donna Fanning
                                            --------------------------
                                             Name:  Donna Fanning
                                             Title: Vice President, Bank One NA
Dated:         25-Oct-02